Exhibit 20-3

                              LETTER OF TRANSMITTAL

                           To accompany Certificates of
           Series B Cumulative Redeemable Exchangeable Preferred Stock

                                        of

                             BCP/Essex Holdings Inc.

    [CAPTION]

                                                                  Number of
                                                                    Shares
     Name & Address of Registered Holder(s)                      Represented
     (as they appear on the certificate(s)      Certificate           by
             and the Stock Records)              Number(s)      Certificate(s)






                                                Total Shares:

       In accordance with the Notice of Redemption dated July 3, 1996, to holders of Series B Cumulative Redeemable Exchangeable Preferred Stock, par value $0.01 per share (the "Series B Preferred Stock"), of BCP/ESSEX HOLDINGS INC., the certificate(s) for shares of Series B Preferred Stock listed above are herewith surrendered to you for redemption.

                    SPECIAL DELIVERY AND ISSUANCE INSTRUCTIONS
            (Please see Instructions 2, 3 and 4 on the reverse hereof)

    [CAPTION]


    SPECIAL DELIVERY INSTRUCTIONS          SPECIAL ISSUANCE INSTRUCTIONS


















    To be completed ONLY if a check is     To be completed ONLY if a check is
    to be issued to the registered         to be issued and delivered to
    holder(s) but delivered to other       other than the registered
    than the registered holder(s).         holder(s).  Issue and mail check
    Mail check to:                         to:

    Name:                                  Name:
          ------------------------               ----------------------------
              Please print                           Please print

    Address:                               Address:
             ---------------------                  -------------------------

             ---------------------                  -------------------------

                                              -------------------------------
                                              Taxpayer Identification No.
                                              (Registered holder(s) must
                                              complete Substitute Form W-9
                                              on the reverse hereof)



    Signature of Owner(s) Guaranteed By:
                                         -------------------------------------
    --
                                          (Signature of Owner)

    -------------------------------------  -----------------------------------
    ---                                      (Signature of Owner)

               PAYER'S NAME: CHASE MELLON SHAREHOLDER SERVICES, LLC



    Name(s) as shown above on certificate(s) for Series B Preferred Stock (if joint ownership, list first and circle the name of the person or entity whose number you enter in Part I below).

    Address (if stockholder does not complete, signature in Part I below will constitute a certification that the above address is correct).


    City, State, and ZIP code














          SUBSTITUTE        Part I PLEASE PROVIDE     Social Security Number
           Form W-9         YOUR TIN IN THE BOX AT
       Department of the    RIGHT AND CERTIFY BY     OR
    Treasury Internal       SIGNING AND DATING BELOW   ----------------------
    Revenue Service                                  Employer Identification

    Payer's Request For     PartII-Awaiting TIN ___
    Taxpayer Identification For Payees exempt from backup
    Number (TIN)            withholding, see the enclosed
                            Guidelines for Certification of
                            Taxpayer Identification Number on
                            Substitute Form W-9 and Instruction
                            8 on the reverse hereof.

    Certification. Under penalty of perjury, I certify that:
    (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
    (2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
    Certification Instructions. You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). Also see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.


    SIGNATURE                                   DATE

    ------------------------------------------  -------------------------






























                YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART II OF SUBSTITUTE FORM W-9

              CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

       I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding that I have checked the box in Part II (and have completed this Certificate of Awaiting Taxpayer Identification Number), thirty-one (31) percent of all reportable payments made to me will be withheld until I provide a properly-certified taxpayer identification number to the Paying Agent.


    SIGNATURE                                      DATE
              -----------------------------------       ----------------------
    --

                                   INSTRUCTIONS
     (Forming a part of the Terms and Conditions of the Notice of Redemption)

       1. DO NOT ENDORSE your certificate(s) or accompany them with any stock power other than this Letter of Transmittal if your Series B Preferred Stock certificate(s) are registered in the name(s) of the person(s) executing the Letter of Transmittal and no special issuance instructions are provided.

       2. If you wish your check to be issued in the name of the registered holder(s) but delivered to someone other than the registered holder(s), complete the box marked "Special Delivery Instructions." If you wish your check to be issued and delivered to someone other than the registered holder(s), complete the box marked "Special Issuance Instructions." If both of these boxes are left blank, any check will be issued in the name of, and delivered to, the registered holder(s).

       Note: If you have given special issuance instructions, please read instruction 3 below.

       3. If (a) your Series B Preferred Stock is not registered in the name of the person(s) executing this Letter of Transmittal or other written instructions or (b) payment upon redemption is to be made to a person(s) other than the registered owner(s) of the Series B Preferred Stock, the Series B Preferred Stock must be accompanied by a stock power or other appropriate instruments of transfer and payment for, or evidence of payment of, any applicable transfer taxes, with the signature(s) thereon or on this Letter of Transmittal guaranteed by a firm that is a bank, broker, dealer, credit union, savings association or other entity in good standing of the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program. The signature(s) on the Letter of Transmittal must conform exactly with the name(s) on the instrument of transfer.

       4. The signature(s) required on the Letter of Transmittal must be the signature(s) of the stockholder or stockholders exactly as his name or



    their names appear on the stock certificate or certificates or, if the certificate(s) have been assigned, the signature(s) must be the signature(s) of the assignee(s), exactly as such assignee's name appears on the instrument of assignment. If any signature is made by a corporation or a person acting as executor, administrator, guardian, trustee or attorney-in-fact or in any other fiduciary or representative capacity, appropriate evidence of the authority of such person to assign, sell or transfer shares must be forwarded with the surrendered certificate(s).

       5. When the Letter of Transmittal has been properly filled in, dated and signed, return it, together with the certificate(s) of your Series B Preferred Stock listed on the reverse hereof, (a) by mail to Chase Mellon Shareholder Services, LLC, P.O. Box 817, Midtown Station, New York, New York 10018, Attention: Reorganization Department, or (b) by overnight courier or by hand to Chase Mellon Shareholder Services, LLC, 120 Broadway, 13th Floor, New York, New York 10271, Attention:
    Reorganization Department. A return envelope for mailing is enclosed. The method of delivery of the Letter of Transmittal and the certificate(s) is at the option and risk of the owner thereof. If sent by mail, registered mail, properly insured, is recommended.

       6. If the space provided under "Certificate Number(s)" or "Number of Shares Represented by Certificate(s)" is inadequate, the information should be continued on a separate signed list and attached to the Letter of Transmittal.

       7. In order to avoid "backup withholding" of Federal income tax on any cash received upon the surrender of certificate(s), a holder thereof must, unless an exemption applies, provide the Paying Agent with his correct taxpayer identification number ("TIN") on Substitute Form W-9 on this Letter of Transmittal and certify, under penalties of perjury, that such number is correct and that such holder is not otherwise subject to backup withholding. If the correct TIN and certifications are not provided, a $50 penalty may be imposed by the Internal Revenue Service and payments made for the surrender of certificate(s) may be subject to backup withholding of 31%.

       Backup withholding is not an additional Federal income tax. Rather, the Federal income tax liability of a person subject to backup withholding will be reduced by the amount of such tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

       The TIN that must be provided on the Substitute Form W-9 is that of the registered holder(s) of certificate(s) representing Series B Preferred Stock. The TIN for an individual is his social security number. The box in
    Part II of the Substitute Form W-9 may be checked if the person surrendering the certificate(s) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in
    Part II has been checked, the person surrendering the certificate(s) must also complete the Certificate of Awaiting Taxpayer Identification Number above in order to avoid backup withholding. Notwithstanding that the box in Part II is checked (and the Certificate of Awaiting Taxpayer Identification Number is completed), the Paying Agent will withhold 31% on all cash payments with respect to surrendered certificate(s) made prior to the time it is provided with a properly-certified TIN.





       Exempt persons (including, among others, corporations) are not subject to backup withholding. A foreign individual may qualify as an exempt person by submitting a statement, signed under penalties of perjury, certifying such person's foreign status. Such statements can be obtained from the Paying Agent. A registered holder should consult with his tax advisor as to his qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

       For additional guidance, see the enclosed Guidelines for Certification of Taxpayer Identification Number of Substitute Form W-9.

                --------------------------------------------------

       All questions with respect to this Letter of Transmittal shall be determined by BCP/Essex Holdings Inc., which determinations shall be conclusive and binding. Questions should be directed to the Paying Agent at the address set forth above or by telephone at (800) 777-3674.

       Additional copies of this Letter of Transmittal may be obtained from the Paying Agent.






































